                                                                   Exhibit 3.11


================================================================================
                         [LOGO OF THE STATE OF COLORADO]

                                STATE OF COLORADO

                                  DEPARTMENT OF
                                      STATE

                                   CERTIFICATE

            I, VICTORIA BUCKLEY, SECRETARY OF STATE OF THE STATE OF COLORADO HEREBY CERTIFY THAT ACCORDING TO THE RECORDS OF THIS OFFICE, THE FOLLOWING DOCUMENTS ARE ON FILE FOR

                            THE HARRY H. POST COMPANY
                             (COLORADO CORPORATION)

      ARTICLES OF INCORPORATION - JULY 1, 1920
      CERTIFICATE OF RENEWAL - AUGUST 12, 1940
      CHANGE OF REGISTERED AGENT AND/OR OFFICE - JANUARY 2, 1959 CHANGE OF REGISTERED AGENT AND/OR OFFICE - FEBUARY 20, 1977 CHANGE OF REGISTERED AGENT AND/OR OFFICE - MAY 12, 1980 ARTICLES OF AMENDMENT - NOVERMBER 4, 1981
      ARTICLES OF AMENDMENT - FEBUARY 2, 1983
      ARTICLES OF MERGER - JANUARY 26, 1987 AMENDED AND RESTATED ARTICLES - JUNE 17, 1987
      CHANGE OF REGISTERED AGENT AND/OR OFFICE - MAY 1, 1990

      AND SAID CORPORATION IS DULY ORGANIZED AND IN GOOD STANDING
      AND IS AUTHORIZED AND COMPETENT TO TRANSACT ITS BUSINESS OR
      CONDUCT ITS AFFAIRS WITHIN THE STATE OF COLORADO.

      Dated:      June 16, 1997


                              /s/ Victoria Buckley
                              --------------------
                               SECRETARY OF STATE
================================================================================

================================================================================

                         [LOGO OF THE STATE OF COLORADO]

                                STATE OF COLORADO

                                  DEPARTMENT OF
                                      STATE

                                   CERTIFICATE

            I, VICTORIA BUCKLEY, SECRETARY OF STATE OF THE STATE OF

      COLORADO HEREBY CERTIFY THAT THE ATTACHED IS A FULL, TRUE AND COMPLETE COPY OF ARTICLES OF INCORPORATION AND ALL AMENDMENTS THERETO OF

                            THE HARRY H. POST COMPANY
                             (COLORADO CORPORATION)

      AS FILED IN THIS OFFICE AND ADMITTED TO RECORD.

      Dated: June 20, 1997


                              /s/ Victoria Buckley
                              --------------------
                               SECRETARY OF STATE
================================================================================

                            ARTICLES OF INCORPORATION

                                       OF

                            THE HARRY H. POST COMPANY

                                   - - oOo - -

      WHEREAS, MOSES J. POST, GEORGE M. POST and LON S. POST, of the City and County of Denver, State of Colorado, have associated themselves together for the purpose of incorporation, under the general Incorporation Acts of the State of Colorado, they do therefore make, sign and acknowledge these duplicate certificates in writing, which, when filed, shall constitute the Articles of Incorporation of the within named Company.

                                   ARTICLE I.

       NAME. The name of said Company shall be THE HARRY H. POST COMPANY.

                                   ARTICLE II.

      OBJECT. The object for which said Company is created are, to buy, sell, trade and deal in, maunfacture and produce goods, wares and merchandise, of all kinds, wholesale and retail, similar to the business formerly conducted by Harry
H. Post and Company; to acquire by gift, purchase, exchange or lease suitable property in which to conduct said business; or for any purpose incident thereto, and to sell, trade or otherwise dispose of any interest in property so acquired; to borrow money for the purposes of said business, and to pledge the property of said Company as security therefor; to acquire and hold securities in other companies and to buy, sell and deal in securities and other personal property of all kinds, and to do all things customarily done by business created for like purposes.

                                  ARTICLE III.

      DURATION. The term of existence of said Compnay shall be twenty (20) years.

                                  ARTICLE IV.

      SHARES The capital stock of said Company shall be Two Hundred Fifty Thousand Dollars ($250,000,000), divided into twenty-five hunndred (2500) shares of a par value One Hundred Dollars ($l00.00) each.

                                  ARTICLE V.

      DIRECTORS. The number of Directors of said Company shall be five (5), and the names of those who shall manage the affairs of the Company for the first year of its existence are: MOSES J. POST, GEORGE M. POST, LON S. POST, RALPH S. POST and G.W. DEMING.

                                  ARTICLE VI.

      CUMULATIVE VOTING. Cumulative voting shall be allowed at all meetings of the stockholders of said Company.

                                  ARTICLE VII.

      OFFICE. The principle office of said Company shall be maintained in the City and County of Denver, and the principal business of said Company shall be carried on in the City and County of Denver, State of Colorado, said Company to have the right to do business in any other counties of the State, or beyond the limits of the State of Colorado, as the Directors may determine.

      BY-LAWS. The Board of Directors shall have power to make such prudential by-laws as they may deem proper for the management of the affairs of the Company, for the purpose of carrying on the business within the objects and purposes of said Company.

      IN WITNESS WHEREOF, The said incorporators have hereunto set have hereunto set their hands and seals this 29th day of June, 1920.

                    Moses J. Post
                    ------------------------------------
                    George M. Post
                    ------------------------------------
                    Lon. S. Post
                    ------------------------------------

    STATE OF COLORADO,              )
                                    ) SS.
City and County of Denver.          )

      I, Bernard J. Seeman, a Notary Public in and for said City and County in the State aforesaid, do hereby certify that MOSES J. POST, GEORGE M. POST, and LON S. POST, who are personally known to me to be the persons described in and who executed the within Articles of Incorporation, personally appeared before me this day, and acknowledged that they signed, sealed and delivered the same as their free and voluntary act and deed.

      Witness my and and notarial seal this 29th day of June, A.D. 1920.

                    My commission expires June 19, 1923.


                                          /s/ Bernard J. Seeman
                                          ------------------------
                                                Notary Public.

[ILLEGIBLE]

Certificate of Incorporation

The Harry H. Post Company

DOMESTIC

[ILLEGIBLE]

[ILLEGIBLE]

  STATE OF COLORADO,  } [ILLEGIBLE]
COUNTY OF Denver      }

                             To Whom It May Concern:

      This to certify that a special meeting of the stockholders of The Harry H. Post Company, a Colorado corporation, was held at Denver, Colorado, on the 8th day of August, A. D. 1940, such meeting having been called by the stockholders representing at least ten per cent (10%) of the entire capital stock of the company outstanding. Notice of such meeting, as provided by law, was published at least once not more than thirty days and at least ten days prior to the date fixed for said meeting in a newspaper printed at Denver, Colorado, State of Colorado, and notice of said meeting was delivered personally or mailed to each stockholder thirty (30) days prior to the date of such meeting, there being represented at such meeting 1087 1/2 shares of the capital stock of said company out of a total of 1087 1/2 shares outstanding.

      At said meeting a resolution was passed to extend the corporate existence of this said corporation* perpetually, from and after the date of the expiration of its corporate life,+ the resolution receiving a MAJORITY vote of all the outstanding stock of the corporation. The president and secretary were authorized to certify this resolution under the corporate seal of the company, to file such certificate with the Secretary of State of the State of Colorado, and to file duplicate certificate under seal of the company in the office of the Recorder of Deeds in each county or counties wherein the company may do business in the State of Colorado, and in pursuance of such resolution, we do hereby certify the same under the seal of the company.


                                              /s/ Lon S. Post
                                              ------------------------
                                              President.

[SEAL OF COLORADO]

      * Corporate existence may be renewed perpetually or for any specified number of years.
      + This certificate of renewal shall be filed before or within one year after the expiration of the charter to be so renewed.
      Fee for filing certificate of renewal is $20.00 for $50,000 or less and twenty cents for each additional or fractional part of one thousand dollars of authorized capital stock, plus $3.00 for certificate of authority.

                                     105527
                          ============================
                             CERTIFICATE OF RENEWAL
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF

                               The Harry H. Post
                          ----------------------------
                                  Post Company
                          ----------------------------

                          ----------------------------

                          ============================

This document has been [ILLEGIBLE] and properly entered on the records of the Flat Tax Department.

Date Aug. 13 1940


/s/ [ILLEGIBLE]
---------------------

                                    DOMESTIC
                                    RECORDED

                                BOOK 441 PAGE 16

            FILED in the office of the Secretary of State of the State of Colorado, on the 12 day of August A.D. 1940, 9 o'clock A.M.

                                  [ILLEGIBLE]

                                    DOMESTIC

              DESIGNATION OF REGISTERED OFFICE AND REGISTERED AGENT

      THE HARRY H. POST COMPANY, a corporation
      --------------------------
        (Name of Corporation)
organized and existing under the laws of the State of COLORADO, hereby certifies that, pursuant to a duly adopted resolution of its board of directors, the address of the registered office of the corporation in the State of Colorado shall be Denver, Colorado; that the registered agent of the corporation whose business of the corporation in Colorado is: 2308-15 Street Denver
                                            ---------------------
                                             Number Street  City
         (if same address as registered office, insert "same as above")

IN WITNESS WHEREOF, the undersigned corporation has caused this certificate to be executed in its name by its -- President, this tenth day of November , 1958.

                                         The Harry H. Post Company
                                       ----------------------------
                                          (Name of Corporation)


                                        By /s/ Donald R. Post
                                           ------------------------
                                           (Signature of officer)

STATE OF Colorado                      )
                                       )ss
COUNTY OF Jefferson                    )

Before me, [ILLEGIBLE] a Notary Public in and for the said County and State, personally appeared Donald R. Post who acknowledged before me that he is the President of Harry H. Post Co., that he signed the foregoing, and that the
           ---------------------
           (Name of Corporation)
statements contained therein are true.

In witness whereof I have hereunto set my hand and seal this 17th day of November, A.D. 1958.

My commission expires [ILLEGIBLE]


                                      /s/ Gv. Robinson
                                      ------------------------
                                          Notary Public

NOTE:
Effective January 1, 1959, each corporation shall have and continuously maintain in the State of Colorado:
      (a) A registered office which may be, but need not be, The same as Its place of business.
      (b) A registered agent, which agent may be either an individual resident, or a domestic corporation, or a foreign corporation authorized to do business in Colorado, having a business office identical with such registered office.

RQ-HA 6287

              DESIGNATION OF REGISTERED OFFICE AND REGISTERED AGENT

                           --------------------------

                           --------------------------

                           --------------------------

                                 D O M E S T I C

                     FILED in the office of the Secretary of
                     State of the State of Colorado, on the
                         2nd day of January, A.D. 1959.
                                 GEORGE J. BAKER
                               Secretary of State
                                   [ILLEGIBLE]

                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                          OR REGISTERED AGENT, OR BOTH.

To the Secretary of State
of the State of Colorado

            Pursuant to the provisions of the Colorado Corporation Act, the undersigned corporation, organized under the laws of the State of Colorado submits the following statement for the purpose of changing its registered office of its registered agent or both, in the State of Colorado

            First: The name of corporation is The Harry H. Post Company

            Second: The address of its REGISTERED OFFICE is 2308 15th, Denver, Colorado 80202

            Third: The name of its REGISTERED AGENT is David A. Engster

            Fourth: The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

            Fifth: The address of its place of business in Colorado is 2308 15th, Denver, Colorado 80202

                                The Harry H. Post Company (Note 1)
                                    ----------------------


                                 By /s/ Donald J. Brown   (Note 2)
                                    ----------------------
                                    Donald J. Brown

      STATE OF COLORADO
CITY & County of DENVER

            Before me, Fred E. Abernathy, a Notary Public in and for the said County and State, personally appeared Donald J. Brown who acknowledged before me that __ he is the President of The Harry H. Post Company
                            (President) (Vice President)
      a Colorado corporation, that ___ he signed the foregoing, and that the
        --------
      (State of Corporation)
      statements contained therein are true.

            In witness whereof I have hereunto set my hand and seal this 21st day of February A.D. 1977.

      My commission expires April 11, 1979


                                 /s/ [ILLEGIBLE]
                                 ----------------------
                                     Notary Public

      Notes: [ILLEGIBLE]

FILING FEE: $5.00 [ ] DP 0072207
CHANGE of REGISTERED OFFICE and/or REGISTERED AGENT
--------------------------------------------------------------------------------
NAME OF NEW REGISTERED AGENT   B. ADDRESS OF NEW REGISTERED OFFICE
Bruce L. Marshall                 FIRM OR BUILDING
                                  1881 Bassett
                                  P.O. Box 897
===================================---------------------------------------------
STATE OR COUNTY OF INCORPORATION   STREET ADDRESS
Colorado                           Denver       80202
                                   CITY         ZIP CODE
I UNDERSTAND THAT COLORADO LAW
REQUIRED THAT THE CORPORATIONS                       CO
ENTERED OFFICE AND THE BUSINESS
OF THE CORPORATIONS REGISTERED AGENT, AS CHANGED MUST BE IDENTICAL
================================================================================
DECLARATION AND NOTARIZATION
                                   STATE Colorado COUNTY Denver
PERSUANT TO THE PROVISIONS OF TITLE 1 CRS 1873 1. Danielle Cripper

[ILLEGIBLE]
[ILLEGIBLE]

COMPLETE THIS FORM ONLY WHEN THE AGENT NAME AND /OR
ADDRESS IN BOX G ARE TO BE CHANGED FOR THE CORPORATION
NAMED IN THAT BOX

G. THE EXACT CORPORATE NAME CURRENT REGISTERED OFFICE AND CURRENT REGISTERED AGENT NAME

DAVID A. ENGSTER (02/26/77)
AGENT FOR -
HARRY H. POST COMPANY (THE)
2308 - 15TH STREET
DENVER, CO 80202

DO NOT ALTER THIS INFORMATION

MAIL TO
      COLORADO DEPARTMENT OF STATE
      P.O. BOX [ILLEGIBLE]
      DENVER, CO 08117

                              ARTICLES OF AMENDMENT
                                     in the
                            ARTICLES OF INCORPORATION

                                   [ILLEGIBLE]

                            STATEMENT OF CANCELLATION

                          FOR THE HARRY H. POST COMPANY

           Pursuant to the provisions of the Colorado Corporation Code, the undersigned of the following Statement of Cancellation:

            A. The name of the corporation is THE HARRY H. POST COMPANY;

            B. The number of reacquired shares cancelled by resolution duly adopted by the Board or Directors is 1,168.5 shares, and the date of the adoption of the resolution was July 30, 1982;

            C. The aggregate number of issued shares after giving effect to such cancellation is 972.5 shares of the capital stock of the corporation;

            D. This cancellation is being effected under Section 7-6-104 of the Colorado Revised Statutes, 1973, as amended, and upon filing of this Statement of Cancellation, the stated capital of the corporation shall be deemed to be reduced by that part of the stated capital which was, at the time of the cancellation, represented by the shares cancelled hereunder, and the shares so cancelled shall be restored to the status of authorized but unissued shares.

                                    THE HARRY H. POST COMPANY


                                    By: /s/ by Daniel D. Crippen
                                        ----------------------------
                                    Its: President


                                    By: /s/ Bruce L. Marshall
                                        ----------------------------
                                    Its: Secretary

STATE OF COLORADO                        )
                                         ) ss.
COUNTY OF Denver                         )

            The foregoing Statement of Cancellation of The Harry H. Post Company was acknowledged before me by Daniel W. Crippen as President and Bruce L. Marshall as Secretary of The Harry H. Post Company

            Dated this 30 day of July, 1982.

            My commission expires: [ILLEGIBLE].


                                    /s/ Denna L. Gram
                                    ------------------------
                                    Notary Public

                                    1660 Lincoln, #1910
                                    ------------------------
                                    Denver, Colorado 80264
                                    ------------------------
                                    Address

                            COMPUTER UPDATE COMPLETE
                                       AB

                               ARTICLES OF MERGER

                                       OF

                               H.H. POST COMPANY,
                            a New Mexico Corporation

                                      INTO

                           THE HARRY H. POST COMPANY,
                             a Colorado corporation

                         ------------------------------
                         Pursuant to Section 7-7-107 of
                         the Colorado Corporation Code
                         ------------------------------

      H.H. Post Company, a corporation formed under the laws of the State of New Mexico ("H.H.") and The Harry H. Post Company, a corporation formed under the laws of the State of Colorado ("Post") desire to merge pursuant to the provisions of Section 7-7-107 of the Colorado Corporation Code and therefore certify as follows:

      FIRST: The name and state of incorporation of each of the constituent corporations are as follows:

              Name                            State of Incorporation
              ----                            ----------------------
              H.H. Post Company                       New Mexico
              The Harry H. Post Company               Colorado

      SECOND: Pursuant to ss. 7-7-l07 of the Colorado Corporation Code, an Agreement of Merger dated as of January 13, 1987 (the "Merger Agreement") between H.H. and Post (together called the "Constituent Corporations"), setting forth the terms and conditions of the merger, was duly approved and adopted by the Boards of Directors and Shareholders of H.H and Post as of January 13, 1987, a copy of which Agreement of Merger is attached hereto as Exhibit A.

      THIRD: The authorized capital stock of H.H. consists of 50,000 shares of Common Stock. no par value, of which 10,000,000 shares are outstanding.

      FOURTH: The authorized capital stock of Post consists of 10,000,000 shares of Class A Common Stock, $.01 par value, of which 1,095,035 shares are outstanding and 5,000,000 shares of Class B Common Stock, $1.00 par value of which 75,000 shares are outstanding.

      FIFTH. The number of shares voting for the proposed merger was sufficient for approval.

      SIXTH. The name of the surviving corporation will the The Harry H. Post Company, a Colorado corporation.

      SEVENTH: The Articles of Incorporation of the surviving corporation shall be the Articles of Incorporation of Post as filed with the Secretary of State of the State 0f Colorado.

      IN WITNESS WHEREOF, these Articles of Merger have been executed on this 23rd day of January, 1987.

                                    THE HARRY H. POST COMPANY,
                                    a Colorado corporation


                                    By: /s/ Daniel W. Crippen
                                        ---------------------------
                                        President


                                        /s/ Bruce L. Marshall
                                        ---------------------------
                                        Secretary

                                    H. H. POST COMPANY,
                                    a New Mexico corporation


                                    By: /s/ Daneil W. Crippen
                                        ---------------------------
                                        President


                                        /s/ Bruce L. Marshall
                                        ---------------------------
                                        Secretary

STATE OF Colorado    )
                     ) ss.
COUNTY OF Denver     )

      I, George Rutherford Jr., a notary public, do hereby certify that on this 23rd day January, 1987, personally appeared before me Daniel W. Crippen , who, being first duly sworn, declared that he is the President of The Harry H. Post Company, a Colorado Corporation, that he signed the foregoing documents as President of the corporation, and that the statements therein contained are true.

[SEAL]                              /s/ George Rutherford Jr.
                                    -----------------------------
                                        Notary Public
                                        My Commission expires Jan. 21, 1989
                                        1881 Besset St. Denver, CO 80201

STATE OF Colorado    )
                     ) ss.
COUNTY OF Denver     )

            I, George Rutherford Jr., a notary public, do hereby certify that on this 23rd day January, 1987, personally appeared before me Daniel W. Crippen , who, being first duly sworn, declared that he is the President of The H. H. Post Company, a New Mexico Corporation, that he signed the foregoing documents as President of the corporation, and that the statements therein contained are true.

[SEAL]                              /s/ George Rutherford Jr.
                                    -----------------------------
                                        Notary Public
                                        My Commission expires Jan. 21, 1989
                                        1881 Besset St. Denver, CO 80201

                               AGREEMENT OF MERGER

      THIS AGREEMENT OF MERGER ("Merger Agreement"), dated as of January 23, 1987, is between H.H. Post Company, a New Mexico corporation ("H.H."), and The Harry H. Post Company, a Colorado corporation ("Post"). H.H. and Post are hereafter sometimes collectively referred to as the "Constituent Corporations."

      WHEREAS, H.H. is a corporation duly organized and existing under the laws of the State of New Mexico;

      WHEREAS, Post is a corporation duly organized and existing under the laws of the State of Colorado;

      WHEREAS, on the date of this Merger Agreement H.H. has authority to issue 50,000 shares of Common Stock, no par value, ("H.H. Common Stock"), of which 10,000 shares are issued and outstanding;

      WHEREAS, on the date of this Merger Agreement Post has authority to issue 10,000,000 shares of Class A Common Stock, par value $.O1 per share ("Post Class A Common"), 1,095,035 of which shares are issued and outstanding, and 5,000,000 shares of Class B Common Stock, par value $1.00 per share ("Post Class B Common"), 75,000 of which shares are issued and outstanding;

      WHEREAS, the respective Board of Directors of H.H. and Post have determined that it is; advisable and in the best interests of each of such corporations that H.H. merge with and into Post upon the terms and subject to the conditions of this Merger Agreement; and

      WHEREAS, the respective Boards of Directors and Shareholders of H.H. and Post have, by resolutions duly adopted, approved this Merger Agreement.

      NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, H.H. and Post hereby agree as follows:

      1. Merger. H.H. shall be merged with and into Post (the "Merger"), and Post shall be the surviving corporation (hereafter sometimes referred to as the "Surviving Corporation"). The Merger shall become effective upon the time and date of filing of the Articles of Merger of H.H. and Post (the "Effective Time").

      2. Governing Documents. The Certificate of Incorporation of Post, as in effect immediately prior to the Effective Time, without change or amendment until thereafter amended in accordance with the provisions thereof and applicable laws, and the Bylaws of the surviving Corporation shall be the Certificate of Incorporation of the Surviving Corporation without change or amendment until thereafter amended in accordance with the provisions thereof and applicable 1aws.

      3. Succession. At the Effective Time, the separate corporate existence of H.H. shall cease, and Post shall possess all the rights, privileges, powers and franchises of a public and private nature and be subject to all the restrictions, disabilities and duties of H.H.; and all and singular, the rights, privileges, powers and franchises of H.H., and all property, real, personal and mixed, and all debts due to H.H. on whatever account, as well for share subscriptions as all other things in action or belonging to H.H., shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they were of H.H.; and, the title to any real estate vested by deed or otherwise, under the laws of the State of New Mexico, in H.H., shall not revert or be in any way impaired by reason of the General Corporation Law of the State of Colorado, but, all rights of creditors and all liens upon any property of H.H. shall be preserved unimpaired; and all debts, liabilities and duties of H.H. shall henceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it. All corporate acts, plans policies, agreements, arrangements, approvals and authorizations of H.H., its shareholders, Board of Directors and committees thereof, officers and agents which were valid and effective immediately prior to the Effective Time, shall be taken for all purposes as the acts, plans, policies, agreements, arrangements, approvals and authorizations of Post and shall be as effective and binding thereon as the same were with respect to H.H.. The employees end agents of H.H. shall become the employees and agents of Post and continue to be entitled to the same rights and benefits which they employed as employees and agents of H.H.. The requirements of any plans or agreements of H.H. involving the issuance or purchase by H.H. of certain shares of its capital stock shall be satisfied by the issuance or purchase of a like number of shares of Post.

      4. Further Assurances. From time to time, as and when required by Post, or by its successors and assigns, there shall be executed and delivered on behalf of H.H. such deeds and other instruments, and there shall be taken or caused to be taken by it all such further and other action, as shall be appropriate or necessary in order to vest, perfect or confirm, of record or otherwise, in Post the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchises and authority of H.H., and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of Post are fully authorized in the name and on behalf of H.H. or otherwise, to take any and all such action and to execute and deliver any and all such deeds and other instruments.

      5. Cancellation of Shares. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, the shares of H.H. Common Stock presently issued and outstanding shall be cancelled and retired, and no shares of Post Class A Common or Post Class B Common or other securities of Post shall be issued in respect thereof.

      6. Payment for Shares. As payment for the cancellation of their shares of H.H. Common Stock, the Shareholders of H.H. shall receive $100.00 and other good and valuable consideration the receipt and adequacy of which is hereby acknowledged.

      7. Condition to Merger. A condition precedent to the effectiveness of the merger shall be the receipt of the requisite approval of the shareholders of New Mexico Common Stock.

      8. Other Employee Benefit Plans. As of the Effective Time, Post hereby assumes all obligations of H.H. under any and all employee benefit plans in effect as of the Effective Time or with respect to which employee rights or accrued benefits are outstanding as of the Effective Time.

      9. Amendment. Subject to applicable law, this Merger Agreement may be amended, modified or supplemented by written agreement of the parties hereto at any time prior to the Effective Time with respect to any of the terms contained herein.

      10. Abandonment. At any time prior to the Effective Time, this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either H.H. or Post, or both, notwithstanding approval of this Merger Agreement by the stockholders of Post or the shareholders of H.H., or both, if circumstances arise which, in the opinion of the Board of Directors of H.H. or Post, make the Merger inadvisable.

      12. Counterparts. In order to facilitate the filing; and recording of this Merger Agreement, the same may be executed in two or more counterparts, each of which shall be deemed to be an original and the same agreement.

      IN WITNESS WHEREOF, H.H. and Post have caused this Merger Agreement to be signed by their respective duly authorized officers as of the date first above written.

                                    H.H. POST COMPANY,
                                    a New Mexico corporation


                                    By: /s/ Daniel W. Crippen
                                        ------------------------
                                        President


ATTEST: /s/ [ILLEGIBLE]
        ---------------------
         Secretary

                                    THE HARRY H. POST COMPANY,
                                    a Colorado corporation


                                    By: /s/ Daniel W. Crippen
                                        ------------------------
                                        President


ATTEST: /s/ [ILLEGIBLE]
        ---------------------
         Secretary

STATE OF Colorado    )
                     ) ss.
COUNTY OF Denver     )

            I, George A. Rutherford Jr., a notary public, do hereby certify that on this 23rd day of January, 1987, personally appeared before me Daniel W. Crippen, who, being by me first duly sworn, declared that he is the President of The H. H. Post Company, a New Mexico Corporation, that he signed the foregoing documents as President of the corporation, and that the statements therein contained are true.


[SEAL]                              /s/ George A. Rutherford Jr.
                                    -----------------------------
                                        Notary Public
                                        My Commission expires Jan. 29, 1989
                                        1881 Basset St. Denver, CO 80201

STATE OF Colorado    )
                     ) ss.
COUNTY OF Denver     )

            I, George A. Rutherford Jr., a notary public, do hereby certify that on this 23rd day of January, 1987, personally appeared before me Daniel W. Crippen, who, being by me first duly sworn, declared that he is the President of The Harry H. Post
Company, a Colorado corporation, that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.


[SEAL]                              /s/ George A. Rutherford Jr.
                                    -----------------------------
                                        Notary Public
                                        My Commission expires Jan. 29, 1989
                                        1881 Basset St. Denver, CO 80201

                                     MERGER

XX  ARTICLES OF MERGER                   CERTIFIED COPY OF ART. OF MERGER
---                                  ---

    WITH AMENDEMNTS                      WITH CHANGE OF NAME AMENDMENT
---                                  ---

XX DOMESTIC               FOREIGN          XX  PROFIT            NONPROFIT
---                   ---                  ---               ---

================================================================================
                H.H. POST COMPANY
                (NEW MEXICO CORPORATION-NOT QUALIFIED)

                INTO

                THE HARRY H. POST COMPANY  DP0072207
                (COLORADO CORPORATION)

                          THE SURVIVOR

                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION

                                       OF

                              HARRY H. POST COMPANY

            These Amended and Restated Articles of Incorporation for The Harry
      H. Post Company ("Corporation") correctly set forth the provisions of the Articles of Incorporation of The Harry H. Post Company, as amended, originally filed with the Secretary of State of Colorado on July 1, 1920. All amendments to the Articles of Incorporation have been duly adopted by law. These Amended and Restated Articles of Incorporation shall be effective and shall supersede the original Articles of Incorporation and all amendments thereto.

                                    ARTICLE 1

            The name of this corporation shall be THE HARRY H. POST COMPANY.

                                    ARTICLE 2

            The term of existence of this corporation shall be perpetual unless sooner dissolved according to law.

                                    ARTICLE 3

            This corporation is organized for the purpose of engaging in any and all lawful activities and business as permitted within the State of Colorado.

                                    ARTICLE 4

            In the furtherance of and subject to the purposes set forth in
      Article 3 of these Restated Articles of Incorporation, this corporation may exercise all the rights, powers and privileges now or hereafter conferred upon corporations organized under and pursuant to the laws of the State of Colorado.

                                    ARTICLE 5

            The aggregate number of shares which the corporation shall have authority to issue is 15.000.000, which shall be divided into two classes as follows: 10,000,000 shares shall be Class A Common Stock with a par value of $.01 per share, and 5,000,000 shares shall be Class B Common Stock with a par value of $1.00 per share.

                                    ARTICLE 6

            Each share of the capital stock of this corporation issued and outstanding as of the date of these Amended and Restated Articles of Incorporation shall automatically become and be converted into 1,126 shares of fully paid and non-assessable Class A Common Stock. This conversion shall be by virtue of the adoption of these Amended and Restated Articles of Incorporation and without any further action on the part of the holder.

                                    ARTICLE 7

            The Class A Common Stock and the Class B Common Stock shall have identical rights except an follows:

            7.1 Voting. The holders of the Class A Common Stock shall be entitled to one vote, for each share of the Class A Common Stock held by the holder. The holders of the Class B Common Stock shall have no voting rights except as specifically required by law.

            7.2 Dividends. If the Board of Directors of the corporation declares any dividends, the holders of the Class B Common Stock shall be entitled to receive a dividend equal to 12% of the par value of each share of Class B Common Stock before any dividend is paid to the holders of the Class A Common Stock. Dividends on the Class B Common Stock shall be non-cumulative.

            7.3 Voting Requirements. When, with respect to any action to be taken by shareholders of this corporation, the Colorado Corporation Code requires the vote or concurrence of the holders of two-thirds of the outstanding shares of the shares entitled to vote thereon, such requirement shall be reduced to the vote or concurrence of holders of a majority of such shares.

                                    ARTICLE 8

            Cumulative voting shall be permitted in voting shares in the election of directors of this corporation.

                                    ARTICLE 9

            The holders of the shares of stock of this corporation shall no pre-emptive right to purchase or subscribe for any unissued shares, treasury shares or additional shares to be issued by this corporation.

                                   ARTICLE 10

            The management and control of the affairs of this corporation shall be vested in a Board of Directors. The Board of Directors is expressly authorized to make, alter, amend and repeal such Bylaws for the government and management of the affairs of this corporation as to them shall seem necessary and proper, and also to hold meetings beyond the limits of the State of Colorado. The number of directors shall be as specified in the Bylaws of this corporation.

                                   ARTICLE 11

            The principal office of this corporation shall be located in the City and County of Denver, State of Colorado, or at such other place as the Board of Directors may frost time to taste direct. This corporation shall have the power to carry on part or all of its business beyond the limits of the State of Colorado. This corporation shall have the right to establish such branch offices as it may deem desirable from time to time.

                                   ARTICLE 12

            Each person herein named, or hereafter elected a director or officer of this corporation, shall be indemnified by the corporation against expenses actually and necessarily incurred by him in connection with the defense of any action, suit or proceeding in which he is made a party by reason of being or having been such director or officer, except in relation to matters as to which he shall be adjudged in such action, suit or proceeding to be liable for negligence or misconduct in the performance of duty. Such right of indemnification shall not be exclusive of any other right or remedy to which such director or officer may be entitled under any contract, bylaw, vote of shareholders or other arrangement whatsoever.

                                   ARTICLE 13

            Shares of stock may be issued subject to such reasonable restrictions upon the transfer thereof as may be imposed by the Board of Directors by resolution at the time of issuance or by bylaw in effect at the time of issuance, and/or as imposed by contract of the Board of Directors subsequent to issuance. Restrictions upon transfers so imposed shall be evidenced by an appropriate notation upon the face of the certificate or certificates representing such restricted shares, in compliance with law, and a complete and true copy of all restrictions so imposed shall be set forth in or attached to the minutes of proceedings of the Board of Directors and shall be available for inspection by parties entitled thereto at the principal office of the corporation during reasonable business hours. Nothing herein shall be deemed to invalidate any agreement between shareholders restricting transfer of their shares, which agreement is otherwise in accordance with law.

                                   ARTICLE 14

           The corporation shall be entitled to treat the registered holder or any shares of the corporation as the owner thereof for all purposes, including all rights deriving from such shares, and shall not be bound to recognize any equitable or other claim to, or interest in, such shares or rights deriving from such shares, on the part of any other person. including, but without limiting the generality hereof, a purchaser, assignee, beneficiary or transferee of such shares or rights deriving from such shares, unless and until such purchaser, assignee, beneficiary, transferee or other person becomes the registered holder of such shares, whether or not the corporation shall have either actual or constructive notice of the interest of such purchaser, assignee, beneficiary or transferee of any of the shares of the corporation and said party shall not be entitled to: receive notice of the meetings of the shareholders; vote at such meetings; examine a list of the shareholders; be paid dividends or other sums payable to property or rights deriving from such shares against the corporation, until such purchaser, assignee, beneficiary or transferee has become the registered holder of such shares.

            Pursuant to the provisions of the Colorado Corporation Code, the Articles of incorporation of The Harry H. Post Company were amended by these Amended and Restated Articles of Incorporation. These Amended and Restated Articles of Incorporation were approved by a vote of the shareholders. The number of shares voting for the Amended and Restated Articles was sufficient for approval. Adopted April 21, 1987.

                                             THE HARRY H. POST COMPANY.
                                             a Colorado Corporation

                                             By:  /s/ Daniel W. Crippen
                                                  ----------------------
                                             Its: President


                                             By:  /s/ Bruce L. Marshall
                                                  ----------------------
                                             its: Secretary

STATE OF Colorado                  )
                                   ) ss.
COUNTY OF Denver                   )

            The foregoing Amended and Restated Articles of incorporation of The Harry H. Post Company was acknowledged before me by Daniel W. Crippen, as President and Bruce Marshall as Secretary of The Harry H. Post Company.

      Dated this 29th day of April, 1987.

      My commission expires: My Commission expires Jan. 21, 1989
                              1881 Besset St. Denver, CO 80201


                                              George Rutherford Jr.
                                              ----------------------
                                              Notary Public

                        THIS DOCUMENT MUST BE TYPED
--------------------------------------------------------------------------------
1. PRINCIPAL PLACE OF BUSINESS IN COLORADO (INCLUDE ZIP CODE) DO NOT WRITE
1881m BASSETT ST.                                              IN THIS SPACE
DENVER, CO 80201                                               OFFICE SPACE
                                                               ONLY
--------------------------------------------------------------------------------
2. PRINCIPAL PLACE OF BUSINESS IN HOME STATE (INCLUDE ZIP CODE)
1881m BASSETT ST.
DENVER, CO 80201

OUT OF
STATE CORPS. ONLY
--------------------------------------------------------------------------------
3. STATE OR COUNTRY OF INCORPORATION  4 CHARACTER OF BUSINESS OR AFFAIRS
                                        CONDUCTED IN COLORADO
   COLORADO                             WHOLESALE DISTRIBUTION OF FOOD & RELATED
                                        FOOD PRODUCTS
--------------------------------------------------------------------------------
5. ALL PROFIT (BUSINESS) CORPORATIONS MUST COMPLETE A, B, AND C. ATTACHMENTS
   ARE ACCEPTABLE.
   -----------------------------------------------------------------------------
   SHARES AUTHORIZED AND ISSUED (ON DATE OF THIS REPORT OR IMMEDIATELY PRIOR FISCAL YEAR)

   CLASS    SERIES   A. NUMBER AUTHORIZED    B. PAR VALUE     C. NUMBER ISSUED
    A                    10,000,000            $  .01             1,095,035
    B                     5,000,000            $ 1.00                75,000
--------------------------------------------------------------------------------

6. OFFICERS' NAMES AND ADDRESSES Colorado corporations must list at least two different individuals: the offices of President and Secretary may not be held by the same individual.

                      NAME              ADDRESS                  ZIP CODE
PRESIDENT:           DANIEL W. CRIPPEN  P.O. BOX 899 DENVER, CO   80201
VICE-PRESIDENT:
SECRETARY: TREAS     DONN A. SCHAILBE   P.O. BOX 899 DENVER, CO   80201
ASST. SECRETARY:
TREASURER:
--------------------------------------------------------------------------------
7. DIRECTORS' NAMES AND ADDRESSES ATTACHMENTS ARE ACCEPTABLE

   Colorado Profit Corporations must list at least three, except that there need be only as many directors as there are shareholders in the event that the outstanding shares are held of record by fewer than three shareholders:
   COLORADO NONPROFIT CORPORATIONS MUST LIST AT LEAST ONE DIRECTOR.

                   NAME                 ADDRESS                         ZIP CODE
DIRECTOR     DAVID A. BUNNELL   13355 NOEL RD. STE #2210  DALLAS, TX.    75240
DIRECTOR
DIRECTOR
--------------------------------------------------------------------------------
                                    (FEE)           (PENALTY)
                                 IF SUBMITTED     IF SUBMITTED     TOTAL AMOUNT
IF THE CORPORATION IS              BY MAY 1        AFTER MAY 1        DUE IS
---------------------              --------        -----------        ------
DOMESTIC BUSINESS OR PROFIT (DP)   $ 25.00          $ 25.00          $ 50.00
DOMESTIC NONPROFIT (DN)              10.00            10.00            20.00
FOREIGN BUSINESS OR PROFIT (FP)     100.00            25.00           125.00
FOREIGN NONPROFIT (FN)               10.00            10.00            20.00
--------------------------------------------------------------------------------
DP 871372207
[ILLEGIBLE]
[ILLEGIBLE]
1881 BASSETT
P.O. BOX 899
DENVER  CO 80201
--------------------------------------------------------------------------------
8. If your registered agent and/or office has changed, please indicate the new name and address and Include an additional $10.00 fee. Signatures and title of officer signing for the corporation must be president or vice-president. FOR A FOREIGN CORPORATION WITHOUT SUCH OFFICERS, THE AUTHORIZED AGENT. Nonprofit corporations making the change must be notarized. P.O. BOX NOT ACCEPTABLE.
--------------------------------------------------------------------------------

  A) The complete street address of the Corporation's REGISTERED OFFICE shall be changed to:

  ------------------------------------------------------------------------------

  B) The name of the corporation's REGISTERED AGENT shall be changed to:

     DONN A. SCHAIBLE
     ---------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 Colorado law requires the Corporate Report to be signed by ONLY the Corporation's President, a Vice-President, Secretary (or assistant) or Treasurer. For a FOREIGN corporation without such officers, an authorized agent may sign.

   Under penalties prescribed in Title 7 CRS. I declare this report has been examined by me and to the best of my knowledge and belief, is true, correct and complete.

   DATE 05-01-90        /s/ Daniel W. Crippen                TITLE: SECY/TREAS.
        --------       ---------------------                 ------------------
                            (Signature)
--------------------------------------------------------------------------------
                                               IMPORTANT: IF THIS IS A NONPROFIT
                                               CORPORATION WHICH IS CHANGING THE
                                               REGISTERED AGENT AND/OR OFFICE,
STATE OF ____________________                  THIS DOCUMENT MUST BE NOTARIZED.
COUNTY OF ________________
Subscribed and sworn to before me this ________ day of
                                                       ------------------------
My commission expires __________________________    ___________________________
                                                        Notary Public
--------------------------------------------------------------------------------